Exhibit 99.2

Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements on (i) Form S-3 (File No. 333-184533) and (ii) Form S-8 ( File No. 333-188908, 333-179330, 333-170792, 333-160981 and 333-145636), and in the related Prospectus, of Virtusa Corporation of our report dated June 29, 2011, relating to our audit of the financial statements of ALaS Consulting LLC as of and for the year ended December 31, 2010. We also consent to the reference to our firm under the heading “Experts” in such Registration Statement.

/s/ PKF O’Connor Davies
A Division of O’Connor Davies, LLP

New York, New York
January 6, 2014